NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT
ABOUT THE MEETING
STOCK OWNERSHIP
ELECTION OF DIRECTORS
INFORMATION ABOUT NOMINEES AS DIRECTORS
REPORT OF THE AUDIT COMMITTEE
AUDIT FEES
COMPENSATION COMMITTEE REPORT
EXECUTIVE COMPENSATION
COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
SELECTION OF INDEPENDENT AUDITORS
MISCELLANEOUS

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )

Filed by the registrant

Filed by a party other than the registrant

Check the appropriate box:

Preliminary proxy statement

Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2).

Definitive proxy statement.

Definitive additional materials.

Soliciting material pursuant to §240.14a-12.

Wolohan Lumber Co.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

      Payment of filing fee (check the appropriate box):

No fee required.

Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

WOLOHAN LUMBER CO.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
May 2, 2002

To the Stockholders of Wolohan Lumber Co.:

      Notice is hereby given that the Annual Meeting of Stockholders of Wolohan Lumber Co. will be held on Thursday, the 2nd day of May, 2002, at 11:00 a.m., Local Time, at the offices of the Company, 1740 Midland Road, Saginaw, Michigan for the following purposes:

1. To elect a Board of five Directors of the Company to hold office until the next Annual Meeting of Stockholders or until their successors are elected and qualified; and

2. To transact such other business as may properly come before the meeting or any adjournments thereof.

      Stockholders of record at the close of business on March 6, 2002 are entitled to vote at the meeting or any adjournments thereof. Stockholders are requested to date, sign and mail the enclosed Proxy Card promptly in the enclosed addressed envelope.

By Order of the Board of Directors

GEORGE I. GIBSON, JR., Secretary

March 29, 2002

WOLOHAN LUMBER CO.

PROXY STATEMENT

       This Proxy Statement contains information related to the Annual Meeting of Stockholders of Wolohan Lumber Co., a Michigan corporation, to be held on Thursday, May 2, 2002, beginning at 11:00 a.m., local time, at the offices of the Company, 1740 Midland Road, Saginaw, Michigan, and at any adjournments of the meeting. The Proxy Statement and the accompanying Proxy Card are first being mailed to stockholders on or about March 29, 2002.

ABOUT THE MEETING

What is the purpose of the Annual Meeting

      At the Company’s Annual Meeting, stockholders will elect directors to serve for the ensuing year. In addition, the Company’s management will report on the performance of the Company during 2001 and respond to questions from stockholders.

Who is entitled to vote?

      Only stockholders of record of the Company’s Common Stock at the close of business on the record date, March 6, 2002, are entitled to receive notice of the Annual Meeting and to vote the shares of Common Stock that they held on that date at the meeting or any adjournment of the meeting. Each outstanding share entitles its holder to cast one vote on each matter to be voted on.

What constitutes a quorum?

      The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding on the record date will constitute a quorum, permitting the meeting to conduct business. As of the record date, 2,077,963 shares of Common Stock of the Company were outstanding. Abstentions and broker non-votes are each included in the determination of the number of shares present for purposes of a quorum.

How do I vote?

      If you are a registered stockholder, (that is, if you hold your stock in your own name), and you complete and properly sign the accompanying Proxy Card and return it to the Company’s stock transfer agent, Registrar and Transfer Company, it will be voted as you direct. If you attend the meeting, you may deliver your completed Proxy Card in person.

      If your shares are held in “street name” and you complete and properly sign the Proxy Card provided to you by your broker or other nominee, the broker or other nominee is required to vote your shares as you direct pursuant to a duly executed Proxy Card.

Can I change my vote after I submit my proxy?

      Yes. Even after you have submitted your proxy, you may change your vote at any time prior to the close of voting at the meeting by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date.

What vote is required for the election of directors?

      The affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. A properly executed proxy marked “Withhold Authority” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, but will be counted for purposes of determining whether there is a quorum.

STOCK OWNERSHIP

How much Common Stock do the Company’s directors and executive officers own?

      The following table sets forth, as of March 6, 2002, the number of shares of the Company’s Common Stock beneficially owned by each director nominated for re-election, each executive officer named in the Summary Compensation Table and all directors and executive officers as a group.

	Number of		Percent
Name of Individual or Group	Shares(1)		of Class

Hugo E. Braun, Jr.	14,470	(2)	*

Daniel P. Rogers	12,000	(3)	*

Lee A. Shobe	8,500	(2)	*

John A. Sieggreen	40,020	(3)(4)	1.9

Charles R. Weeks	7,000	(2)	*

James L. Wolohan	1,047,698	(5)	50.4

All Directors and Executive Officers as a Group (6 persons)	1,129,688		54.4

*	Less than one percent

(1)	The number of shares shown in the table does not include 9,498 shares owned by spouses and children where beneficial ownership is disclaimed and does not include any Performance Shares held in the Long-Term Incentive Plans.

(2)	The number of shares shown in the table includes shares which the following directors have the right to acquire upon the exercise of stock options granted under the Stock Option Plan for Non-Employee Directors: Hugo E. Braun, Jr., Lee A. Shobe and Charles R. Weeks, 6,000 shares each.

(3)	The number of shares shown in the table includes shares issuable upon the exercise of stock options within 60 days of March 6, 2002 for the following executive officers: Daniel P. Rogers — 12,000 shares, and John A. Sieggreen — 39,000 shares.

(4)	The number of shares shown includes 1,000 shares which Mr. Sieggreen holds as custodian for his son.

(5)	The number of shares shown in the table as beneficially owned by James L. Wolohan includes 129,616 shares which he owns in his own name, 35,000 shares issuable upon the exercise of stock options within 60 days of March 6, 2002, 1,573 shares which he holds as custodian, 749,609 shares which he holds with Michael J. Wolohan as Co-Trustee of the Wolohan Family Trust and 131,900 shares owned by the Wolohan Family Foundation of which he is an officer and a director.

Who are the largest owners of the Company’s Common Stock?

      The following table sets forth certain information concerning persons which, to the knowledge of the Company, own as of March 6, 2002 more than 5% of the outstanding Common Stock.

	Number of		Percent
Name of Beneficial Owner	Shares(1)		of Class

Michael J. Wolohan and James L. Wolohan as Co-Trustees	749,609	(2)	36.1
Wolohan Family Trust

Timothy W. and Georgine Wolohan	188,320		9.1
6 Pinehurst Lane
Cincinnati, Ohio 45208

Wolohan Family Foundation(3)	131,900		6.3
1705 Crosby Road Wayzuta, Minnesota 55391

Dimensional Fund Advisors, Inc.	104,926	(4)	5.0
1299 Ocean Avenue
Santa Monica, California 90401

(1)	Beneficial ownership of shares, as determined in accordance with applicable Securities and Exchange Commission rules, includes shares as to which a person has or shares voting power and/or investment power.

(2)	In addition, 7,260 shares are held by Michael J. Wolohan’s spouse as Trustee and 1,931 shares are held by Michael J. Wolohan as Trustee; James L. Wolohan owns 129,616 shares, is custodian of an account which holds 1,573 shares and holds stock options exercisable within 60 days of March 6, 2002 to purchase 35,000 shares; and James L. Wolohan’s spouse holds 242 shares in her own name and 9,256 shares as Trustee of four trusts.

(3)	James L. Wolohan is an officer and a director of this Foundation.

(4)	Based on information set forth in a Schedule 13G filed with the Securities and Exchange Commission.

ELECTION OF DIRECTORS

      The By-Laws of the Company provide that the number of directors shall be determined by the Board of Directors and shall not be less than five nor more than nine. The Board of Directors has fixed at five the number of directors to be elected at the meeting to hold office until the next annual meeting of stockholders or until their successors are elected and qualified. It is the intention of the persons named in the enclosed form of proxy to vote such proxy for the election of the nominees hereinafter named as directors.

      Leo B. Corwin, who has served as a director since 1992, has elected to retire as a director at the Annual Meeting of Stockholders.

      The proposed nominees for election as directors are willing to be elected as such. If, as a result of circumstances not now known or foreseen, any such nominees shall be unavailable or unwilling to serve as a director, proxies may be voted for the election of such other person or persons as the Board of Directors may select. Directors are elected by a plurality of votes which are present in person or represented by proxy at the meeting.

INFORMATION ABOUT NOMINEES AS DIRECTORS

      The following information is furnished with respect to each person nominated for election as a director, each of whom is presently a director of the Company.

	Principal Occupation and Directorships in Other Publicly	Has Served as
Name and Age of Nominee	Owned Companies(1)	Director Since

Hugo E. Braun, Jr., 69.	Partner, Braun Kendrick Finkbeiner, P.L.C., Attorneys-at-law	1984

James L. Wolohan, 50.	Chairman of the Board, President and Chief Executive Officer of the Company, Director of Citizens Banking Corporation	1986

Charles R. Weeks, 67.	Formerly Chairman and Chief Executive Officer, Citizens Banking Corporation	1996

Lee A. Shobe, 63.	Formerly President and Chief Executive Officer of Dow Brands, Inc.	1996

John A. Sieggreen, 39.	Executive Vice President and Chief Operating Officer of the Company	1999

(1)	Each of the directors and nominees has had the same principal occupation during the past five years except as follows: Mr. Sieggreen served as Vice President of Operations from 1997 to 1999. Prior thereto he served in various management positions with Building Materials Holdings Corp.

      The law firm of Braun Kendrick Finkbeiner, P.L.C., of which firm Hugo E. Braun, Jr. is a partner, performs legal services for the Company.

      The Company maintains banking relationships in the ordinary course of business with Citizens Bank, a subsidiary of Citizens Banking Corporation, of which James L. Wolohan is a director.

How often did the Board meet during 2001?

      The Board of Directors held four meetings during 2001.

What are the Committees of the Board and what are the functions of the Board Committees?

      The Company has a standing Audit Committee, Compensation Committee and Management Review Committee of the Board of Directors.

      The members of the Audit Committee for 2001 were Hugo E. Braun, Jr., Chairman, Leo B. Corwin, Lee A. Shobe and Charles R. Weeks. The Audit Committee met five times during 2001. See “Report of the Audit Committee” herein.

      The members of the Compensation Committee for 2001 were Charles R. Weeks, Chairman and Hugo E. Braun, Jr. The Compensation Committee met three times during 2001. The Committee reviews and recommends to the Board of Directors the compensation of officers of the Company, examines periodically the compensation structure of the Company and administers the Company’s Long-Term Incentive Plans.

      The members of the Management Review Committee for 2001 were Lee A. Shobe, Chairman, Hugo E. Braun, Jr., Leo B. Corwin and Charles R. Weeks. This Committee met four times during 2001. Among its various responsibilities, the Committee recommends nominees for election as directors at the Annual Meeting of Stockholders and individuals to fill vacancies which may occur between annual meetings. The Committee will consider as potential nominees persons recommended by stockholders. Such recommendations should include a personal biography of the suggested nominee, an indication of the background or experience that qualifies such person for consideration, and a statement that such person has agreed to serve if nominated and elected.

How are directors compensated?

      Directors who are not full-time employees received a fee of $16,000 ($19,000 for each Chairman of a Committee) for 2001, plus reimbursement for travel expenses to attend meetings of the Board of Directors. On May 3, 2001, each of the then current directors with the exception of James L. Wolohan and John A. Sieggreen, were granted an option under the Stock Option Plan for Non-Employee Directors to purchase 1,000 shares of Common Stock at an option price of $10.20 per share. The option price was equal to the closing market price on the date of grant.

REPORT OF THE AUDIT COMMITTEE

      The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. The Committee which is composed of independent Directors met five times in fiscal 2001, and operates under a written charter adopted by the Board of Directors. Executive management has the primary responsibility for the financial statements and the reporting process, including the Company’s systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report on Form 10-K with management, including a discussion of the quality and the acceptability of the Company’s financial reporting and controls.

      The Committee reviewed with the independent auditors, Rehmann Robson, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality and the acceptability of the Company’s financial reporting and such other matters as are required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit. In addition, the Committee has discussed with the independent auditors the auditors’ independence from management and the Company, including the matters in the auditors’ written disclosures required by the Independence Standards Board Standard No. 1.

      The Committee also discussed with the Company’s internal and independent auditors the overall scope and plans for their respective audits. The Committee meets periodically with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting. The Committee has considered the compatibility of the provision of non-audit services with maintaining the auditor’s independence.

      In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2001 for filing with the Securities and Exchange Commission. The Committee also evaluated and recommended to the Board the reappointment of the Company’s independent auditors for 2002.

Audit Committee

Hugo E. Braun, Jr., Chairman
Leo B. Corwin
Lee A. Shobe
Charles R. Weeks

AUDIT FEES

      The aggregate fees billed or expected to be billed to the Company for the year ended December 31, 2001 by the Company’s independent auditor, Rehmann Robson, are as follows:

Audit Fees	$88,500

Other Audit Related Fees	11,300

Tax Services	27,000

All Other Fees	30,200

Total	$157,000

COMPENSATION COMMITTEE REPORT

      The Compensation Committee of the Board of Directors (the “Committee”) is composed of two outside directors and is responsible for developing and making recommendations to the Board of Directors, with respect to the Company’s executive compensation policies. In addition, the Compensation Committee, pursuant to authority delegated by the Board, determines on an annual basis the compensation to be paid to the chief executive officer and each of the other officers of the Company.

      The Committee has available to it an outside compensation consultant and access to independent compensation data.

      The Company’s compensation policy for officers is designed to support the overall objective of enhancing value for stockholders by attracting, developing, rewarding, and retaining highly qualified and productive individuals; relating compensation to both Company and individual performance; and ensuring compensation levels that are externally competitive and internally equitable.

      The key elements of the Company officers’ compensation consist of base salary, potential bonus awards under the Cash Incentive Compensation Program based on overall Company performance and the award of Performance Shares and stock options under the Long-Term Incentive Plan which give the officers the opportunity to earn long-term stock based incentives. The Compensation Committee’s policies with respect to each of these elements, including the determination of the compensation awarded to Mr. Wolohan, the Company’s chief executive officer, are discussed below. In addition, while the elements of compensation described below are considered separately, the Compensation Committee takes into account the full compensation package afforded by the Company to the individual.

Base Salary

      Each officer’s salary is reviewed annually. In determining appropriate salary levels, consideration is given to the scope of responsibility, experience, Company and individual performance as well as pay practices of other companies relating to executives of similar responsibility.

      With respect to the base salary of Mr. Wolohan in 2001, consideration was given to a comparison of base salaries of chief executive officers of peer companies, and an assessment of Mr. Wolohan’s individual performance. Mr. Wolohan’s base salary of $222,000 for 2001 remained the same as his 2000, 1999, 1998 and 1997 base salary.

Cash Incentive Compensation Program

      Cash incentives for operating managers are based on the results of the store(s) under the manager’s supervision. In 2001, factors determining the amount of such incentives included: (1) the operating income generated by the store, (2) the operating income as a percentage of sales (return on sales), and (3) the store’s results in a number of key performance areas such as payroll, variable expenses, and working capital management. Each of these factors is consistent with the various methods the Company uses to evaluate Company and individual store performance. Incentives for middle management corporate office staff are based on the summation of results for all stores using the same factors as operating management as well as individual performance objectives.

      Incentives for senior management are based on total Company performance. The Compensation Committee awarded bonuses to senior management for 2001 recognizing their significant progress in implementing key components of the Company’s strategic plan.

Long-Term Incentive Plan

      The purpose of the Long-Term Incentive Plan of the Company is to: (i) strengthen the commonality of interest between management and the Company’s stockholders, (ii) provide strong incentives and rewards for key employees to accomplish the Company’s long term goals and objectives, (iii) attract and retain employees of high caliber and ability, and (iv) offer, in combination with base salaries, other incentives and benefits, a comprehensive and competitive total compensation program. The Plan provides for the award of Performance Shares as well as stock options.

      Performance Shares. Performance Shares are based on return on investment and/or individual performance objectives. For job responsibilities there is specified the number of Performance Shares which will be awarded a participant if a specified return on investment and/or individual performance objectives are achieved. There were no Performance Shares awarded in 2001.

      Stock Options. Under the Long-Term Incentive Plan, stock options may be granted, from time to time, to officers and key employees of the Company. The number of options granted is determined by subjective evaluation of the person’s ability to influence the Company’s long-term growth and profitability. Stock options are granted with an exercise price equal to the market price of the Common Stock on the date of grant. There were no stock options granted during 2001.

      The Committee believes that linking executive compensation to corporate performance results in a better alignment of compensation with corporate goals and stockholder interest. As performance goals are met or exceeded, resulting in increased value to stockholders, executives are rewarded commensurately. The Committee believes that compensation levels during 2001 adequately reflect the Company’s compensation goals and policies.

Compensation Committee

CHARLES R. WEEKS, Chairman
Hugo E. Braun, Jr.

EXECUTIVE COMPENSATION

      The following summary compensation table sets forth information with respect to the compensation of the Chief Executive Officer and the named executive officers of the Company.

Summary Compensation Table

				Long-Term
				Compensation
				Awards

				Number of
				Securities
	Annual Compensation(1)			Underlying
				Options/	All Other
Name and Principal Position	Year	Salary	Bonus	Granted(2)	Compensation(3)

James L. Wolohan	2001	$222,000	$125,000	-0-	$14,129
Chairman of the Board,	2000	222,000	-0-	50,000	14,269
President and Chief Executive Officer	1999	222,000	75,000	-0-	10,804

John A. Sieggreen	2001	155,000	60,000	-0-	8,635
Executive Vice President and	2000	155,000	50,000	50,000	6,500
Chief Operating Officer	1999	138,042	40,000	15,000	4,841

Daniel P. Rogers	2001	135,000	40,000	-0-	6,700
Senior Vice President —	2000	135,000	30,000	50,000	5,545
General Merchandise Manager	1999	121,731	30,000	15,000	4,942

(1)	The aggregate amount of perquisites and other personal benefits for any named executive officer does not exceed $50,000 or 10% of the total of annual salary and bonus for any such named executive officer, and is therefore, not reflected in the table.

(2)	Represents the number of stock options granted under the Company’s Long-Term Incentive Plan.

(3)	This column includes the Company’s contributions to the Deferred Profit Sharing Plan and Supplemental Executive Retirement Program as well as dividends paid on outstanding Performance Shares under the Company’s Long-Term Incentive Plans. The Company’s 2001 contribution to the Deferred Profit Sharing Plan and Supplemental Executive Retirement Program was as follows: Mr. Wolohan — $6,660; Mr. Sieggreen — $6,150; and Mr. Rogers — $4,950. It also includes dividends paid on outstanding Performance Shares during 2001 under the Company’s Long-Term Incentive Plans as follows: Mr. Wolohan — $7,469; Mr. Sieggreen — $2,485; and Mr. Rogers — $1,750.

Long-Term Incentive Plan

      There were no Performance Shares awarded during 2001 under the Company’s Long-Term Incentive Plan to the executive officers named in the Summary Compensation Table.

      Performance Shares when awarded are earned by a participant based on the achievement of performance goals and/or individual performance objectives at the end of the stated performance period and the participant’s continued employment after such period. Such shares as to which performance goals and/or individual performance objectives have been met shall be deemed earned by the participant in increments of twenty percent per year for each year after the end of the stated performance period, so that by the end of the fifth year after the end of the stated performance period, the participant will have fully earned the Performance Shares.

      Performance Shares shall be distributed to participants in the form of one share of the Company’s Common Stock for each Performance Share earned. In lieu of immediate issuance of shares of Common Stock upon being earned, the Compensation Committee shall defer the delivery of such shares for a period of five years after the date all of the Performance Shares become 100% earned; provided, however, in the event of termination of employment by the participant during such five year period, all such shares not yet distributed shall be delivered to or on behalf of the participant.

      Under the Long-Term Incentive Plan the following executive officers named in the Summary Compensation Table are vested and nonvested with the following number of Performance Shares having the following aggregate values based on the last sales price of the Common Stock of the Company on the NASDAQ National Market System on December 31, 2001:

	Performance Shares		Performance Shares
	Vested		Nonvested

Name	Number	Value	Number	Value

James L. Wolohan	15,940	$286,920	6,000	$108,000

John A. Sieggreen	3,700	66,600	3,800	68,400

Daniel P. Rogers	1,600	28,800	2,900	52,200

      After achievement of the related performance objectives, recipients of Performance Shares receive a cash amount equal to the declared dividends on the Company’s Common Stock until the Performance Shares are fully vested and Common Stock distributed. Such amounts are paid directly to the participant.

Options/SAR Grants During 2001

      There were no options granted during 2001 under the Company’s Long-Term Incentive Plan to the executive officers named in the Summary Compensation Table.

Options Exercised During 2001 and 2001 Year-End Option Values

      The following table sets forth certain information on options exercised during 2001 by the executive officers named in the Summary Compensation Table as well as the number of stock options remaining unexercised at December 31, 2001 and the value of such options at December 31, 2001.

			Number of
			Securities Underlying		Value of Unexercised
			Unexercised Options		In-the-Money
		Value	at December 31, 2001		Stock Options
	Shares	Realized	Unexercisable		at December 31, 2001
	Acquired on	at
Name	Exercise	Exercise	Exercisable	Unexercisable	Exercisable	Unexercisable

James L. Wolohan	10,000	-0- (1)	65,000	80,000	$291,550	$542,975

John A. Sieggreen	-0-	-0-	32,000	73,000	167,490	517,885

Daniel P. Rogers	-0-	-0-	12,000	63,000	64,860	469,465

(1)	The option exercise price was $9.25 per share and the market price per share on date of exercise was $9.125.

Section 16 Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors, certain officers and persons who own more than ten percent of the outstanding Common Stock of the Company, to file with the Securities and Exchange Commission reports of changes in ownership of the Common Stock of the Company held by such persons. Based upon information furnished by these stockholders, the Company believes that all required filings for 2001 and prior years have been made timely, except as follows: Mssrs. Braun, Corwin, Shobe and Weeks inadvertently did not report the grant of stock options to them under the Company’s Stock Option Plan for Non-Employee Directors for the years 1996-2000 until the filing of Form 5 Reports for 2001; and Mr. Sieggreen inadvertently did not report 1,000 shares gifted to his son on November 29, 1999 which he holds as custodian until filing a Form 5 Report for 2001. These transactions have now been reported.

COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN

[LINE GRAPH]

			NASDAQ Stock
			Market (U.S.	NASDAQ Retail
	Wolohan Lumber Co.	Peer Group Index	Companies)	Trade Stocks

12/96	100.00	100.00	100.00	100.00
12/97	110.33	84.41	122.48	117.44
12/98	108.70	99.71	172.68	142.92
12/99	103.65	92.04	320.89	125.28
12/00	94.80	74.88	193.01	76.86
12/01	162.14	85.98	153.15	106.26

      The 2001 Peer Group Index is composed of the following issuers: Wickes, Inc. and Building Materials Holding Corp. Prepared by: Research Data Group, Inc.

SELECTION OF INDEPENDENT AUDITORS

      Rehmann Robson has been re-appointed as independent auditors to audit the Company’s financial statements for the year 2002 by the Board of Directors of the Company upon the recommendation of the Audit Committee of the Board of Directors. Representatives of Rehmann Robson will be present at the Annual Meeting of Stockholders, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions by stockholders.

MISCELLANEOUS

      It is not expected that any other matters are likely to be brought before the meeting. However, if any other matters are presented, it is the intention of the persons named in the proxy to vote the proxy in accordance with their best judgment.

      The entire cost of preparing and mailing the proxy material will be borne by the Company. Solicitation of proxies will be made by mail, personally, or by telephone, by officers, directors and regular employees of the Company. The Company will request brokerage houses and other custodians, nominees and fiduciaries to forward soliciting material to the stockholders and the Company will reimburse such institutions for their out-of-pocket expenses incurred thereby.

      It is important that proxies be returned promptly to avoid unnecessary expense. Therefore, whether you plan to attend or not, you are urged regardless of the number of shares of stock owned, to date, sign and return the enclosed Proxy Card promptly.

      Stockholders Proposals. Pursuant to the General Rules under the Securities Exchange Act of 1934, proposals of stockholders intended to be presented to the 2003 Annual Meeting of Stockholders must be received by the Secretary of the Company at the executive offices on or before November 30, 2002.

By Order of the Board of Directors,

GEORGE I. GIBSON, JR.,
Secretary

PLEASE MARK VOTES AS IN THIS EXAMPLE	WOLOHAN LUMBER CO.
				With-	For All
			For	Hold	Except
Proxy Solicited by the Board of Directors for the Annual Meeting of Stockholders to be held on May 2, 2002	1.	Election of Directors Nominees as Directors:

The undersigned hereby appoints JAMES L. WOLOHAN and GEORGE I. GIBSON, JR., or either of them, with power of substitution in each. Proxies to vote all Common Stock of the undersigned in Wolohan Lumber Co. at the Annual Meeting of Stockholders to be held on May 2, 2002, and at all adjournments thereof.		Hugo E. Braun, Jr. James L. Wolohan John A. Sieggreen	Charles R. Weaks Lee A. Shobe

Unless otherwise specified, the Proxies are appointed to vote FOR the Election of all Directors.		NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "FOR ALL EXCEPT" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).

	2.	In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting.

Please be sure to sign and date
this Proxy in the box below.                                               Date

Stockholder sign above                  Co-holder (if any) sign above

/ \ Detach above card, sign, date and mail in postage paid envelope provided. / \

WOLOHAN LUMBER CO.

PLEASE VOTE, DATE AND SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) hereon. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.	DO YOU HAVE ANY COMMENTS?